UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

STONEMOR INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39172 (Commission file number)	80-0103152 (I.R.S. Employer Identification No.)

3331 Street Road, Suite 200 Bensalem, Pennsylvania (Address of principal executive offices)	19020 (Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 3, 2022 (the “Closing Date”), StoneMor Inc., a Delaware corporation (the “Company”), consummated the merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 24, 2022, by and among the Company, Axar Cemetery Parent Corp. (“Parent”), a Delaware corporation and an indirect wholly-owned subsidiary of Axar Capital Management, LP (“Axar”), and Axar Cemetery Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation (the “Surviving Corporation”) and becoming a wholly-owned subsidiary of Parent. At the close of business on September 15, 2022, Axar and its affiliates owned 74.6% of the outstanding shares of the Company’s common stock, par value $0.01 per share (“Common Stock”).

The board of directors of the Company (the “Board”) (other than Andrew Axelrod (the Chairman of the Board who is sole member of the general partner of Axar and the Chief Executive Officer of Parent and Merger Sub), who did not attend the meeting), based in part on the unanimous recommendation of a special committee comprised entirely of independent and disinterested directors, (a) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement were fair to and in the best interests of the Company and its stockholders (other than the holders of Axar Shares and Insider Shares, as such terms were defined in the Merger Agreement), (b) approved the Merger Agreement and the transactions contemplated by the Merger Agreement and (c) recommended that the stockholders of the Company approve the Merger and the transactions contemplated thereby and adopt the Merger Agreement. On November 1, 2022, the proposal to adopt the Merger Agreement was approved at a special meeting of stockholders of the Company by the approval of (i) holders of a majority of the outstanding shares of Common Stock as of September 15, 2022 (the “Record Date”) and (ii) holders of a majority of the issued and outstanding shares of Common Stock as of the Record Date other than the Axar Shares and the Insider Shares.

As a result of the completion of the Merger, the Company became a privately held company, indirectly wholly-owned by Axar, and the shares of Common Stock will cease to be listed on the New York Stock Exchange (the “NYSE”). No stockholder validly demanded appraisal of such stockholder’s shares pursuant to Section 262 of the Delaware General Corporation Law.

Treatment of Common Stock

At the effective time of the Merger (the “Effective Time”):

•
each outstanding share of Common Stock, other than (i) Axar Shares and (ii) shares of Common Stock held by the Company (the “Treasury Shares” and together with the Axar Shares, the “Excluded Shares”) was cancelled and converted into the right to receive $3.50 in cash per share, without interest (the “Merger Consideration”);
•
each Treasury Share was cancelled without payment of any consideration therefor;
•
each Axar Share was converted into one share of common stock of the Surviving Corporation; and
•
each share of common stock, par value $0.01 per share, of Merger Sub was converted into one share of common stock of the Surviving Corporation.

Treatment of Company Equity Awards

At the Effective Time:

•
With respect to each award of options to purchase shares of Common Stock under the StoneMor 2019 Amended and Restated Long-Term Incentive Plan:
a.
one-half of the options to purchase shares of Common Stock subject to such award, rounded up to the nearest whole number (the “Cancelled Options”), was cancelled and converted into the right to receive a lump sum cash payment equal to the product of (1) the excess of $3.50 over the applicable exercise price of such award and (2) the number of shares of Common Stock subject to the Cancelled Options; and
b.
the balance of the options to purchase shares of Common Stock subject to such award, rounded down to the nearest whole number (the “Converted Options”), was assumed by Parent and converted into fully vested options to purchase, on the same terms and conditions as applicable to the option to purchase shares of Common Stock prior to the Effective Time, that number of shares of common stock of Parent, par value $0.01 per share (the “Parent Shares”), rounded down to the nearest whole share (the “Converted Parent Options”), equal to the number of shares of Common Stock subject to such option immediately prior to the Effective Time. The exercise price per share of Parent Shares subject to a Converted Parent Option was an amount (rounded up to the nearest hundredth of a cent) equal to (1) the exercise price per share of Common Stock subject to the applicable option award immediately prior to the Effective Time divided by (2) the quotient of $3.50 divided by the fair market value of a share of Parent Shares immediately following the Effective Time determined in accordance with Section 409A of the Internal Revenue Code of 1986, as amended.
•
Each outstanding award of phantom units, whether vested or unvested, was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) $3.50 and (ii) the number of shares of Common Stock subject to such award of phantom units.
•
Each restricted share that was subject to an award under the Company Equity Plan vested in full and became free of restrictions and was converted into the right to receive $3.50 in cash without interest.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, the Company notified the NYSE of the consummation of the Merger and requested that (i) trading of Common Stock be suspended prior to the opening of trading on November 4, 2022 and (ii) the NYSE file with the SEC a notification of removal from listing on Form 25 in order to delist the Common Stock from the NYSE and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Form 25, the Surviving Corporation intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and 15(d) of the Exchange Act. Trading of the Common Stock on the NYSE will be halted prior to the opening of trading on November 4, 2022.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each holder of outstanding shares of Common Stock, other than the Axar Shares and the Treasury Shares, ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, effective as of the Effective Time, Andrew Axelrod, Spencer E. Goldenberg, David Miller and Joseph M. Redling were appointed by Parent to serve as directors of the Surviving Corporation. Accordingly, at the Effective Time, Stephen J. Negrotti, Kevin D. Patrick and Patricia D. Wellenbach ceased to be directors of the Company.

In addition, the Company’s executive officers as of the Effective Time became the initial executive officers of the Surviving Corporation, except that Lilly Donohue was appointed by Parent to succeed Joseph M. Redling as President and Chief Executive Officer of the Surviving Corporation.

Ms. Donohue, age 50, served as Chief Executive Officer of Holiday Retirement, the largest independent senior living owner and operator in the United States, from 2016 to 2022. She also currently serves as a member of the Board of Directors of Synthesis Health Inc., a radiology software company focused on superior patient and practice outcomes, the Dean’s Advisory Board of Boston University’s Questrom School of Business, and the Senior Living Management Advisory Board of University of Central Florida’s Rosen College of Hospitality Management. Previously, Ms. Donohue served for over 18 years in various roles at Fortress Investment Group, a leading investment firm, including as President of Fortress Investment Group China, and before that as Managing Director and member of the Management Committee. Ms. Donohue holds a B.S. in Business Administration from Boston University.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, (i) the Company’s Certificate of Incorporation was amended and restated in its entirety to be the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that the name of the Surviving Corporation remained “StoneMor Inc.” and (ii) the Company’s Bylaws were amended and restated in their entirety to be the bylaws of Merger Sub as in effect immediately prior to the Effective Time.

The foregoing description of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On November 1, 2022, the Company held a special meeting (the “Special Meeting”) of stockholders via live webcast in connection with, among other things, the proposal to adopt the Merger Agreement (the “Merger Proposal”). As of the close of business on the Record Date, there were a total of 118,752,924 shares of Common Stock issued and outstanding. At the Special Meeting, 109,521,212 shares of Common Stock were represented virtually or by proxy, representing a quorum.

Pursuant to the Merger Agreement, the approval of the Merger Proposal required (i) the approval of the holders of a majority of the issued and outstanding shares of Common Stock (the “Company Stockholder Approval”) and (ii) the approval of the holders of a majority of the issued and outstanding shares of Common Stock other than the Axar Shares and the Insider Shares (the “Majority of the Minority Stockholder Approval” and, together with the Company Stockholder Approval, the “Requisite Company Vote”). According to the report of the inspector of elections, at the Special Meeting, the proposal to adopt the Merger Agreement was approved by (i) approximately 91.7% of the issued and outstanding shares of Common Stock at the close of business on the Record Date and (ii) approximately 64.4% of the issued and outstanding shares of Common Stock at the close of business on the Record Date other than the Axar Shares and the Insider Shares. A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, was not needed because there were sufficient votes to obtain the Requisite Company Vote.

Set forth below are the matters acted upon by the Company’s stockholders at the Special Meeting, each of which was approved, as well as the final voting results of each such matter.

1.
The Merger Proposal:
a.
With respect to the Company Stockholder Approval:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,929,035	558,003	34,174	--
b.
With respect to the Majority of the Minority Stockholder Approval:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,775,944	558,003	34,174	--
2.
The proposal to approve, by non-binding, advisory vote, compensation that may become payable to the Company’s named executive officers in connection with the Merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
107,850,175	1,019,912	651,125	--

Item 8.01	Other Events.

On the Closing Date, the Company issued a press release announcing the consummation of the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
2.1*

Agreement and Plan of Merger, dated as of May 24, 2022, by and among StoneMor Inc., Axar Cemetery Parent Corp., and Axar Cemetery Merger Corp. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 25, 2022).

3.1	Amended and Restated Certificate of Incorporation of StoneMor Inc.
3.2	Amended and Restated Bylaws of StoneMor Inc.
99.1	Press release dated November 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The disclosure letter contemplated by this Agreement and the Exhibits to this Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to supplementally furnish to the SEC upon request any omitted disclosure letter or exhibit to the Agreement and Plan of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2022	STONEMOR INC.
	By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Senior Vice President and Chief Financial Officer